[PHOTO OF WOMAN WITH 3 KIDS]                                              [LOGO]

                               SEMI-ANNUAL REPORT


                            THE STRONG
                                SCHAFER VALUE
                                        FUND







                      SEMI-ANNUAL REPORT - MARCH 31, 2000

                                   THE STRONG
                                 SCHAFER VALUE
                                      FUND

                                   ----------

                      SEMI-ANNUAL REPORT - MARCH 31, 2000



                               Table of Contents



INVESTMENT REVIEW
     The Strong Schafer Value Fund.......................................  2

FINANCIAL INFORMATION
     Schedule of Investments in Securities...............................  5
     Statement of Assets and Liabilities.................................  7
     Statement of Operations ............................................  8
     Statements of Changes in Net Assets ................................  9
     Notes to Financial Statements....................................... 10

FINANCIAL HIGHLIGHTS .................................................... 12

                         THE STRONG SCHAFER VALUE FUND
                         -----------------------------


                         PERSPECTIVES FROM THE MANAGER

/s/ David K. Schafer
Portfolio Manager

-------------------------------------------------------------------------------

Over the past six months, we made a few significant changes to the Fund's portfolio. We increased our weighting in pharmaceutical stocks to nearly 20% of assets. To make room for these new investments, we lightened up the financial area. We also sold our two defense stocks, Lockheed Martin and Raytheon, as both continued to post subpar quarterly earnings.

The Fund rose 12.16% in the last month in this period as the stock market broadened briefly, but this is still far from the standard we set for ourselves. We are beginning to see some signs that the massive liquidation of value-style stocks by individuals and institutions that has afflicted the market over the past few years may be coming to an end.

This observation comes from examining the portfolios of value funds. Two trends come to light: First, the definition of "value" has been thoroughly liberalized over the past few years, leading investors to liquidate traditional value stocks in favor of higher-returning "new value" stocks. Second, value-style mutual funds have seen their asset bases fall to a small fraction of their former size. Poor investment results have played a role in this decline, but the largest factor by far has been shareholder redemptions of their value fund investments. The Strong Schafer Value Fund has not participated in the first trend--for better or worse, we have stuck to our traditional

-------------------------------------------------------------------------------
IN TIME, WE BELIEVE VALUE STOCKS WILL PULL OUT OF THIS DIFFICULT PART OF THE CYCLE AND THEN MAY PERFORM RELATIVELY WELL OVER THE YEARS TO COME.
-------------------------------------------------------------------------------

(Sidebar)
-------------------------------------------------------------------------------

FUND HIGHLIGHTS

- For the six months ended March 31, 2000, the Strong Schafer Value Fund returned 8.17%, while the S&P 500 Stock Index (S&P 500) returned 17.51%.*

- A narrow market driven by technology stocks prevailed for most of this period, which led this fund to trail the S&P 500.

- We increased our weighting in high quality pharmaceutical companies as their stock prices declined to attractive buying levels. The group benefited our investment performance, especially in March.

-------------------------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS(1)

          AS OF 3-31-00


         1-year      -3.63%

         3-year       0.26%

         5-year       9.08%

        10-year      11.94%

Since Inception      12.12%
    (10-22-85)

-------------------------------------------------------------------------------


      FIVE LARGEST STOCK HOLDINGS

             AS OF 3-31-00


SECURITY                    % OF NET ASSETS

Omnicare, Inc.                   4.9%

Chubb Corporation                4.2%

PartnerRE, Ltd.                  4.2%

Family Dollar Stores, Inc.       4.1%

Office Depot, Inc.               4.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio

-------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

-------------------------------------------------------------------------------
definition of value--but we have certainly been part of the second, as our asset base is now about 80% off its peak level.

Considering that this fund is only one of the many value funds that has experienced major redemptions, it's not hard to see why there has been a significant decline in the prices of most value stocks. In the final analysis, the supply of value stocks has greatly outweighed the demand for them during the past three years.

It is in the aftermath of such an extended, difficult period that we form the basis of our cautious optimism. It would appear that the only investors who still hold value stocks are those who, like us, are dedicated to the style and to the opportunities it presents. This should, at least somewhat, relieve the downward selling pressure on value stocks, helping valuations to regain their footing. In time, we believe value stocks will pull out of this difficult part of the cycle and then may perform relatively well over the years to come.

We thank you for your continued patience and investments in the Strong Schafer Value Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 3-31-90 to 3-31-00

                                  [GRAPH]

                             GROWTH OF $10,000
                        10 YEAR PERIOD BEGINNING 3/90
                                                         LIPPER
              SCHAFER VALUE        S&P                   MULTI-CAP
              FUND                 500*                  VAL*
 Mar 90       $10,000              $10,000               $10,000
 Mar 91       $11,363.74           $11,441.23            $10,882.06
 Mar 92       $13,507.46           $12,704.46            $12,287.57
 Mar 93       $16,647.23           $14,639.01            $14,352.17
 Mar 94       $18,748.17           $14,854.73            $15,068.90
 Mar 95       $19,996.61           $17,167.42            $16,759.35
 Mar 96       $25,676.40           $22,678.25            $21,502.56
 Mar 97       $30,639.66           $27,174.17            $25,004.22
 Mar 98       $43,203.14           $40,217.39            $34,772.37
 Mar 99       $32,043.64           $47,641.35            $33,483.58
 Mar 00       $30,882.02           $56,190.17            $35,299.53


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index during the last 10 fiscal years. We are replacing the Lipper Growth & Income Funds Index with the Lipper Multi-Cap Value Funds Index as we believe the Lipper Multi-Cap Value Funds Index more accurately reflects the Fund's investment program. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------

* The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

(Sidebar)
-------------------------------------------------------------------------------

YOUR FUND'S APPROACH

THE STRONG SCHAFER VALUE FUND SEEKS LONG-TERM CAPITAL GROWTH. CURRENT INCOME IS A SECONDARY OBJECTIVE. THE FUND INVESTS PRIMARILY IN COMMON STOCKS OF MEDIUM- AND LARGE-CAPITALIZATION COMPANIES. THE PORTFOLIO MANAGER GENERALLY SELECTS STOCKS OF COMPANIES THAT HAVE A BELOW-AVERAGE PRICE/EARNINGS RATIO AS COMPARED TO THAT OF THE S&P 500 STOCK INDEX AND ABOVE-AVERAGE PROJECTED EARNINGS GROWTH. THE FUND GENERALLY INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN STOCKS. THE FUND INVESTS ROUGHLY SIMILAR AMOUNTS OF ITS ASSETS IN EACH STOCK IN THE PORTFOLIO.

-------------------------------------------------------------------------------

MARKET HIGHLIGHTS

- The U.S. economy continued to show steady growth with few signs of inflation. On the international side, foreign economies, most notably those in Asia, began to recover significantly. A global economic climate such as this generally bodes well for stock markets around the world.

- In contrast to these positive conditions, the two-tiered market in the U.S. has continued to attract the Federal Reserve's attention. Should the Fed seek to curb the excesses in the superheated Nasdaq stocks further, the result could be still-higher interest rates and/or an increase in margin requirements for investors. Neither condition would be positive for stocks in the near term.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS
                        RATIOS AS OF 3-31-00 (UNAUDITED)
-------------------------------------------------------------------------------


                                                                              EARNINGS PER SHARE             PRICE/EARNINGS RATIO
SECURITY                                            UNIT PRICE                 2000E      2001E              2000E           2001E

Alltel Corporation                                   $ 63.25                   2.72        3.31                23.28         19.13
----------------------------------------------------------------------------------------------------------------------------------
Alza Corporation                                       37.56                   1.57        1.92                23.97         19.56
----------------------------------------------------------------------------------------------------------------------------------
American Home Products Corporation                     53.75                   1.91        2.19                28.21         24.53
----------------------------------------------------------------------------------------------------------------------------------
Arrow Electronics, Inc.                                35.25                   2.80        3.38                12.60         10.42
----------------------------------------------------------------------------------------------------------------------------------
Avnet, Inc.                                            63.00                   3.95        4.17                15.95         15.11
----------------------------------------------------------------------------------------------------------------------------------
Borg-Warner Automotive, Inc.                           39.37                   5.75        6.36                 6.84          6.19
----------------------------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.                           20.62                   0.84        1.15                24.55         17.93
----------------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Company                      26.69                   2.94        3.33                 9.08          8.02
----------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Corporation                        87.19                   6.24        6.90                13.98         12.63
----------------------------------------------------------------------------------------------------------------------------------
Chubb Corporation                                      67.56                   4.02        4.66                16.79         14.51
----------------------------------------------------------------------------------------------------------------------------------
Dana Corporation                                       28.19                   4.27        4.50                 6.60          6.27
----------------------------------------------------------------------------------------------------------------------------------
ECI Telecom, Ltd.                                      31.37                   1.80        2.16                17.43         14.52
----------------------------------------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                             20.81                   1.02        1.23                20.44         16.97
----------------------------------------------------------------------------------------------------------------------------------
FedEx Corporation                                      38.81                   2.27        2.59                17.12         14.97
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                  56.56                   4.26        4.85                13.27         11.67
----------------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                               33.44                   2.29        2.54                14.61         13.15
----------------------------------------------------------------------------------------------------------------------------------
General Motors Corporation                             82.81                   9.75       11.02                 8.49          7.51
----------------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                              27.25                   1.81        2.20                15.06         12.39
----------------------------------------------------------------------------------------------------------------------------------
Lafarge Corporation                                    23.75                   4.14        4.39                 5.74          5.41
----------------------------------------------------------------------------------------------------------------------------------
May Department Stores Company                          28.50                   2.31        2.86                12.35          9.95
----------------------------------------------------------------------------------------------------------------------------------
Maytag Corporation                                     33.12                   3.81        4.28                 8.70          7.75
----------------------------------------------------------------------------------------------------------------------------------
Mellon Financial Corporation                           29.75                   2.03        2.28                14.63         13.07
----------------------------------------------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                               27.50                   1.48        1.77                18.52         15.55
----------------------------------------------------------------------------------------------------------------------------------
Office Depot, Inc.                                     11.56                   1.00        1.25                11.56          9.25
----------------------------------------------------------------------------------------------------------------------------------
Omnicare, Inc.                                         12.06                   1.00        1.25                12.06          9.65
----------------------------------------------------------------------------------------------------------------------------------
PartnerRe, Ltd.                                        36.81                   4.58        5.01                 8.04          7.35
----------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corporation                            37.12                   1.64        1.91                22.58         19.45
----------------------------------------------------------------------------------------------------------------------------------
UCAR International, Inc.                               13.19                   1.65        2.60                 7.99          5.07
----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Company                                    40.75                   2.56        2.93                15.94         13.90
----------------------------------------------------------------------------------------------------------------------------------


STRONG SCHAFER VALUE FUND PORTFOLIO AVERAGES                                                                   14.70         12.48

S&P 500 STOCK INDEX 500 STOCKS                      1,498.58                  49.40       55.98                30.34         26.77

E = ESTIMATE

SCHEDULE OF INVESTMENTS IN SECURITIES                MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                           STRONG SCHAFER VALUE FUND
--------------------------------------------------------------------------------

                                                                 Shares or                   Unit
                                                                 Principal      Average     Market                      Market
Security                                                          Amount       Unit Cost     Value      % Change         Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 98.6%
AIR TRANSPORT 2.9%
FedEx Corporation (b)                                             335,000         $16.50       $39.00   136.40%      $13,065,000

AUTO PARTS 7.5%
Borg-Warner Automotive, Inc.                                      445,600          34.27        39.38    14.90%       17,545,500
Dana Corporation                                                  577,000          39.35        28.19   -28.36%       16,264,188
                                                                                                                      ----------
                                                                                                                      33,809,688
AUTOMOBILE 3.0%
General Motors Corporation                                        163,000          61.20        82.81    35.31%       13,498,437

BANKS 9.0%
The Chase Manhattan Corporation                                   155,000          35.45        87.19   145.91%       13,514,062
Mellon Financial Corporation                                      434,000           9.87        29.50   198.82%       12,803,000
Wells Fargo Company                                               342,000          36.79        40.94    11.26%       14,000,625
                                                                                                                      ----------
                                                                                                                      40,317,687
CEMENT 3.2%
Lafarge Corporation                                               609,000          19.90        23.75    19.33%       14,463,750

COMPUTER SOFTWARE 2.7%
Cadence Design Systems, Inc. (b)                                  584,000          20.50        20.75     1.24%       12,118,000

ELECTRONIC EQUIPMENT & DISTRIBUTION 7.5%
Arrow Electronics, Inc. (b)                                       501,000          24.47        35.25    44.06%       17,660,250
Avnet, Inc.                                                       256,000          45.00        63.00    40.01%       16,128,000
                                                                                                                      ----------
                                                                                                                      33,788,250
FINANCIAL SERVICES 3.6%
Franklin Resources, Inc.                                          479,000          35.60        33.44    -6.06%       16,016,563

HEALTHCARE 4.9%
Omnicare, Inc.                                                  1,814,100          19.21        12.06   -37.22%       21,882,581

HOUSEHOLD APPLIANCES 3.3%
Maytag Corporation                                                447,000          51.33        33.13   -35.47%       14,806,875

INSURANCE 8.3%
Chubb Corporation                                                 276,000          62.22        67.56     8.59%       18,647,250
PartnerRE, Ltd.                                                   506,500          38.08        36.81    -3.33%       18,645,531
                                                                                                                      ----------
                                                                                                                      37,292,781
MORTGAGE & RELATED SERVICE 3.1%
Federal National Mortgage Association                             249,000          71.83        56.44   -21.43%       14,052,937

PHARMACEUTICALS 17.2%
Alza Corporation (b)                                              475,000          32.17        37.56    16.76%       17,842,188
American Home Products Corporation                                286,000          44.76        53.63    19.79%       15,336,750
ICN Pharmaceuticals, Inc.                                         571,000          30.18        27.25    -9.71%       15,559,750
Mylan Laboratories, Inc.                                          540,000          26.35        27.50     4.36%       14,850,000
Schering-Plough Corporation                                       366,000          37.58        36.75    -2.22%       13,450,500
                                                                                                                      ----------
                                                                                                                      77,039,188
RAILROAD 3.0%
Canadian National Railway Company                                 495,000          27.78        26.69    -3.92%       13,210,313

RETAIL 11.0%
Family Dollar Stores, Inc.                                        887,100          17.24        20.81    20.74%       18,462,769
May Department Stores Company                                     458,000          27.11        28.50     5.14%       13,053,000
Office Depot, Inc. (b)                                          1,560,000          11.65        11.56    -0.78%       18,037,500
                                                                                                                      ----------
                                                                                                                      49,553,269

SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)    MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                      STRONG SCHAFER VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------


                                                                 Shares or                   Unit
                                                                 Principal      Average     Market                      Market
Security                                                          Amount       Unit Cost     Value      % Change         Value
-----------------------------------------------------------------------------------------------------------------------------------
STEEL 2.7%
UCAR International, Inc. (b)                                      905,300        $ 23.30      $ 13.19   -43.39%    $  11,938,644

TELECOMMUNICATIONS & EQUIPMENT 5.7%
Alltel Corporation                                                195,000          67.44        63.06    -6.49%       12,297,187
ECI Telecom, Ltd.                                                 417,000          36.91        31.38   -15.01%       13,083,375
                                                                                                                      ----------
                                                                                                                      25,380,562
-----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $435,478,636)                                                                              442,234,525
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 1.4%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Sara Lee Corporation, 5.73%                                    $5,034,865         100.00       100.00     0.00%        5,034,865
Wisconsin Electric Power Company, 5.77%                         1,306,232         100.00       100.00     0.00%        1,306,232
-----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,341,097)                                                                         6,341,097
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $441,819,733) 100.0%                                                           448,575,622
Other Assets and Liabilities, Net 0.0%                                                                                  (127,575)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                                                   $448,448,047
===================================================================================================================================


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.


Percentages are stated as a percent of net assets.


6
                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
March 31, 2000 (Unaudited)

                                                                                         Strong Schafer
                                                                                           Value Fund
                                                                                         --------------
ASSETS:
   Investments in Securities, at Market Value
      (Cost of $441,819,733)                                                              $448,575,622
   Dividends and Interest Receivable                                                           389,247
   Other Assets                                                                                 63,201
                                                                                          ------------
   Total Assets                                                                            449,028,070

LIABILITIES:
   Payable for Fund Shares Redeemed                                                            159,510
   Accrued Operating Expenses and Other Liabilities                                            420,513
                                                                                          ------------
   Total Liabilities                                                                           580,023
                                                                                          ------------
NET ASSETS                                                                                $448,448,047
                                                                                          ============


NET ASSETS CONSIST OF:
   Capital Stock (250,000,000 shares authorized, $.10 par value)                          $    908,719
   Paid-in Capital                                                                         573,965,072
   Accumulated Net Investment Loss                                                          (1,061,228)
   Accumulated Net Realized Loss                                                          (132,120,405)
   Net Unrealized Appreciation                                                               6,755,889
                                                                                          ------------
   Net Assets                                                                             $448,448,047
                                                                                          ============
Capital Shares Outstanding                                                                   9,087,188

NET ASSET VALUE PER SHARE                                                                       $49.35
                                                                                                ======


                                                                               7
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended March 31, 2000 (Unaudited)

                                                                                          Strong Schafer
                                                                                            Value Fund
                                                                                          --------------
INCOME:
   Dividends (net of foreign withholding taxes of $131,370)                               $  4,043,278
   Interest                                                                                    148,398
                                                                                          ------------
Total Income                                                                                 4,191,676

EXPENSES:
   Investment Advisory Fees                                                                  2,756,096
   Custodian Fees                                                                                7,939
   Shareholder Servicing Costs                                                               1,209,483
   Reports to Shareholders                                                                     227,529
   Other                                                                                       134,716
                                                                                          ------------
   Total Expenses before Fees Paid Indirectly by Strong                                      4,335,763
   Fees Paid Indirectly by Strong                                                              (22,563)
                                                                                          ------------
   Expenses, Net                                                                             4,313,200
                                                                                          ------------
NET INVESTMENT LOSS                                                                           (121,524)

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Loss on Investments                                                        (27,656,617)
   Net Change in Unrealized Appreciation/Depreciation on Investments                        69,064,943
                                                                                          ------------
NET GAIN ON INVESTMENTS                                                                     41,408,326
                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 41,286,802
                                                                                          ============


8
                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                  Strong Schafer Value Fund
                                                                              --------------------------------
                                                                              Six Months Ended    Year Ended
                                                                               March 31, 2000   Sept. 30, 1999
                                                                              ----------------  --------------
                                                                                 (Unaudited)

OPERATIONS:
   Net Investment Income (Loss)                                               ($    121,524)        $6,749,105
   Net Realized Loss                                                            (27,656,617)      (101,955,383)
   Net Change in Unrealized Appreciation/Depreciation                            69,064,943        111,839,764
                                                                               ------------    ---------------
   Net Increase in Net Assets Resulting from Operations                          41,286,802         16,633,486

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                         (5,737,017)        (9,533,194)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                     43,319,295        233,245,091
   Proceeds from Reinvestment of Distributions                                    5,560,120          9,181,919
   Payment for Shares Redeemed                                                 (295,287,251)    (1,017,952,730)
                                                                               ------------    ---------------
   Net Decrease in Net Assets from Capital Share Transactions                  (246,407,836)      (775,525,720)
                                                                               ------------    ---------------
TOTAL DECREASE IN NET ASSETS                                                   (210,858,051)      (768,425,428)

NET ASSETS:
   Beginning of Period                                                          659,306,098      1,427,731,526
                                                                               ------------    ---------------
   End of Period                                                               $448,448,047    $   659,306,098
                                                                               ============    ===============
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                             919,034          4,260,881
   Issued in Reinvestment of Distributions                                          115,713            159,187
   Redeemed                                                                      (6,250,681)       (18,755,755)
                                                                                  ---------         ----------
   Net Decrease in Shares of the Fund                                            (5,215,934)       (14,335,687)
                                                                                  =========         ==========


                                                                               9
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 2000 (Unaudited)

1.   ORGANIZATION

     Strong Schafer Value Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 12, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) SECURITY VALUATION -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS-- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) ADDITIONAL INVESTMENT RISK -- The Fund has short-term investments which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these securities to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

          Investments in foreign denominated assets may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted daily to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS

     Strong Schafer Capital Management LLC (the "LLC") provides management and investment advisory services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides that, subject to the direction of the Fund's Board of Directors, the LLC is responsible for the management of the Fund's portfolio. The LLC is obligated to perform certain administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The Advisory Agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets. Investment advisory fees payable to the LLC at March 31, 2000 were $2,574. Unaffiliated directors' fees paid during the six months ended March 31, 2000 were $11,250.

     In September, 1997, Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") entered into a Limited Liability Company Agreement (the "LLC Agreement") forming the LLC. The LLC Agreement provides that Schafer and Strong shall be members of the LLC, with Schafer as the managing member, and grants to Strong an option to purchase Schafer's interest in the LLC. This option is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances, subject to obtaining necessary regulatory approvals, including approval of the Fund's shareholders. As managing member of the LLC, Schafer will provide ongoing management and investment advisory services to the Fund and will perform all obligations of the LLC under the investment advisory agreement between the Fund and the LLC.

     Strong provides fund accounting services and shareholder recordkeeping and related services to the Fund. Fund accounting service fees are contractually established based upon the net assets of the Fund. Fund accounting service fees paid to Strong for the six months ended March 31, 2000 were $24,601. Shareholder recordkeeping and related service fees are based upon contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees payable to Strong at March 31, 2000 were $303,819. Also allocated to the Fund are certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Credits serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Strong in the Fund's Statement of Operations. In addition, Strong is compensated for certain other services related to costs incurred for reports to shareholders. Other shareholder servicing expenses paid to Strong for the six months ended March 31, 2000 were $1,212,439.

     Pursuant to a distribution agreement, Strong Investments, Inc., an indirect subsidiary of Strong, has agreed to act at the request of the Fund and the LLC as the Fund's agent to effect the distribution of the Fund's shares. No expenses are incurred by the Fund with respect to this agreement.

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended March 31, 2000 were $108,286,349 and $357,587,147, respectively. There were no purchases or sales of long-term government securities during the six months ended March 31, 2000.

5.   INCOME TAX INFORMATION

     At March 31, 2000, the cost of investments in securities for federal income tax purposes was $442,441,371. Net unrealized appreciation of securities was $6,134,251, consisting of gross unrealized appreciation and depreciation of $61,659,282 and $55,525,031, respectively. The Fund had a capital loss carryover of $103,907,288 which expires in 2007.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND
-------------------------------------------------------------------------------


                                                                                      Period Ended
                                                               ------------------------------------------------------------------
                                                                 March 31,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,
Selected Per-Share Data(a)                                        2000(b)     1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $46.10     $49.85     $67.29     $47.28     $43.46     $36.54
Income From Investment Operations:
   Net Investment Income                                            0.05       0.44       0.40       0.39       0.47       0.36
   Net Realized and Unrealized Gains (Losses) on Investments        3.70      (3.83)    (15.81)     21.48       5.00       8.53
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 3.75      (3.39)    (15.41)     21.87       5.47       8.89
Less Distributions:
   From Net Investment Income                                      (0.50)     (0.36)     (0.59)     (0.43)     (0.38)     (0.33)
   From Net Realized Gains                                            --         --      (1.44)     (1.43)     (1.27)     (1.64)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.50)     (0.36)     (2.03)     (1.86)     (1.65)     (1.97)
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $49.35     $46.10     $49.85     $67.29     $47.28     $43.46
=================================================================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                    +8.2%      -6.9%     -23.5%     +47.5%     +13.0%     +26.0%
   Net Assets, End of Period (In Millions)                          $448       $659     $1,428     $1,318       $389       $163
   Ratio of Expenses to Average Net Assets Without Fees
    Paid Indirectly by Strong                                       1.6%*      1.4%       1.2%       1.2%       1.3%       1.3%
   Ratio of Expenses to Average Net Assets                          1.6%*      1.4%       1.2%       1.2%       1.3%       1.3%
   Ratio of Net Investment Income to Average Net Assets             0.0%*(c)   0.6%       0.7%       0.8%       1.2%       1.2%
   Portfolio Turnover Rate                                         20.1%      67.1%      39.0%      22.5%      17.8%      33.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended March 31, 2000 (unaudited).
(c) Amount Calculated is less than 0.1%


12
                       See Notes to Financial Statements.

                            Directors
                         David K. Schafer
                        Timothy C. Collins
                          Mary P. English
                         Phillip P. Young

                             Officers
                    David K. Schafer, PRESIDENT
                  James P. Cullen, VICE PRESIDENT
           Brendan J. Spillane, SECRETARY AND TREASURER
               John S. Weitzer, ASSISTANT SECRETARY

                         Investment Advisor
               Strong Schafer Capital Management, LLC
             P.O. Box 2936, Milwaukee, Wisconsin 53201

                           Distributor
                      Strong Investments, Inc.
             P.O. Box 2936, Milwaukee, Wisconsin 53201

                              Custodian
                         Firstar Bank, N.A.
              P.O. Box 701, Milwaukee, Wisconsin 53201

             Transfer Agent and Dividend-Disbursing Agent
                   Strong Capital Management, Inc.
               P.O. Box 2936, Milwaukee, Wisconsin 53201

                        Independant Accountants
                       PricewaterhouseCoopers LLP
          100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                             Legal Counsel
                            Sidley & Austin
               1 First National Plaza, Chicago, IL 60603

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by propsectus only. Strong Investments, Inc. RT 3479-0400








---------------------------------------------------------------

           To order a free prospectus kit, call
           1-800-368-1030

           To learn more about our funds, discuss an existing account, or conduct a transaction, call
           1-800-368-3863

           If you are a Financial Professional, call
           1-800-368-1683

           Visit our web site at
           www.eStrong.com





[GRAPHIC]  STRONG INVESTMENTS
           P.O. Box 2936
           Milwaukee, Wisconsin 53201